EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
             FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, David Moskowitz, President and Chief Executive Officer of GenoMed, Inc. (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Report"). I hereby certify that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.

                                         /s/ David Moskowitz
                                         -------------------------------------
                                         David Moskowitz
Date:    April 1, 2005                   President and Chief Executive Officer


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
             FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Robyn Owens, Chief Financial Officer of GenoMed, Inc. (the "registrant"), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant's Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Report"). I hereby certify that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the end of that period.


                                         /s/ Robyn Owens
                                         -------------------------------------
                                         Robyn Owens
Date:    April 1, 2005                   Chief Financial Officer